UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

BARINTHUS BIOTHERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Barinthus Biotherapeutics plc

20400 Century Boulevard, Suite 210

Germantown, MD 20874

United States of America

(Address of principal executive offices, including zip code)

(443) 917-0966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Merger Agreement

As previously disclosed, on September 29, 2025, Barinthus Biotherapeutics plc, a public limited company organized under the laws of England and Wales (“Beacon”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) by and among Beacon, Beacon Topco, Inc., a Delaware corporation and a direct wholly owned subsidiary of Beacon (“Topco”), Cdog Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Topco (“Merger Sub”), and Clywedog Therapeutics, Inc., a Delaware corporation (“Clywedog”).

The Original Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein (i) Topco will acquire the entire issued and to be issued share capital of Beacon pursuant to a scheme of arrangement (subject to any modification, addition or condition which (a) Beacon, Topco and Clywedog mutually agree and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”) or (b) is otherwise imposed by the Court and mutually acceptable to Beacon, Topco and Clywedog, each acting reasonably and in good faith, in each case in accordance with the Part 26 of the United Kingdom Companies Act 2006 and the Merger Agreement (the “Scheme of Arrangement” and such transaction, the “Scheme Transaction”)) and (ii) Merger Sub will merge with and into Clywedog, with Clywedog continuing as the surviving corporation and a direct wholly owned subsidiary of Topco in accordance with the Delaware General Corporations Law (together with the Scheme Transaction, the “Combinations”).

On February 22, 2026, the Beacon, Topco, Merger Sub and Clywedog entered into the Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment” and the Original Merger Agreement, as amended by the Merger Agreement Amendment, the “Merger Agreement”). Pursuant to the Merger Agreement Amendment, (i) the definition of “Scheme Exchange Ratio” as set forth in Section 1.1 of the Original Merger Agreement was amended and replaced in its entirety to mean a number between 0.1 and 0.166667, as finally determined by the Board of Directors of Beacon (or a duly appointed committee thereof), (ii) the definition of “Merger Exchange Ratio” as set forth in Section 1.1 of the Original Merger Agreement was amended and replaced in its entirety to mean a number between 0.000305 and 0.000508, as finally determined by Clywedog and Beacon in accordance with Section 2.6(d) of the Merger Agreement and correspondingly based on the change to the Scheme Exchange Ratio, in order to maintain the agreed ownership split of Topco following closing of the Combinations, and (iii) the Clywedog Minimum Cash and Beacon Minimum Cash (each as defined in the Merger Agreement) requirements as set forth in Section 8.9 and 9.6 of the Merger Agreement, respectively, are expanded to include required minimum cash amounts based on an assumed closing date of May 31, 2026 and June 30, 2026, respectively, in light of the unexpected delay in the overall transaction timeline due to the U.S. federal government shutdowns. The foregoing description of the Merger Agreement Amendment is subject to and qualified in its entirety by reference to the full text of the Merger Agreement Amendment, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It.

In connection with the proposed transaction, Topco filed with the SEC a registration statement to register the common stock, $0.0001 par value per share, of Topco (“Topco Common Stock”) to be issued in connection with the Combinations (the “Registration Statement”). The Registration Statement includes a proxy statement/prospectus which will be mailed or otherwise provided to Beacon’s investors and security holders of Topco Common Stock. BEACON’S INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENT OR SUPPLEMENTS TO THOSE DOCUMENTS IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED BY BEACON WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Registration Statement and other documents that Topco files with the SEC (when available) from the SEC’s website at www.sec.gov or at investors.barinthusbio.com.

Participants in the Solicitation.

Clywedog, Beacon and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of Beacon in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Beacon’s directors and executive officers in Beacon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 20, 2025, and Beacon’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025. To the extent holdings of Beacon’s securities by Beacon’s directors and executive officers have changed since the amounts set forth in such Annual Report on Form 10-K, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Registration Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Beacon’s website at investors.barinthusbio.com.

No Offer or Solicitation.

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Clywedog and Beacon, in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “possible,” “potential,” “project,” “pursue,” “should,” “target,” “will,” “would” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including express or implied statements regarding the proposed transaction; the conversion of equity interests contemplated by the Merger Agreement; the issuance of shares of common stock of newly formed Topco contemplated by the Merger Agreement; implementation of the proposed transaction through a UK scheme of arrangement and the merger of Clywedog into a wholly owned subsidiary of Topco; the anticipated percentage of Topco securities to be received by Clywedog and Beacon shareholders in connection with the proposed transaction; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the competitive ability and position of Topco after completion of the proposed transaction; future events and anticipated results of operations; business strategies; the anticipated impact of the proposed transaction on Topco’s business and future financial and operating results; the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Clywedog’s and Beacon’s plans, estimates or expectations described in such forward-looking statements could include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Clywedog’s and Beacon’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed transaction; (iii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Clywedog’s shareholders and Beacon’s shareholders and the sanction of the High Court of Justice of England and Wales to the Scheme of Arrangement, and the potential failure to satisfy the other conditions to the consummation of the transaction, including the consummation of a self-tender offer as previously disclosed; (iv) that the proposed transaction may involve unexpected costs, liabilities or delays; (v) the effect of the announcement, pendency or completion of the proposed transaction on each of Clywedog’s or Beacon’s ability to attract, motivate, retain and hire key personnel and maintain relationships with customers, distributors, suppliers and others with whom Clywedog or Beacon does business, or on Clywedog’s or Beacon’s operating results and business generally; (vi) that the proposed transaction may divert management’s attention from each of Clywedog’s and Beacon’s ongoing business operations; (vii) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay; (viii) that Clywedog or Beacon may be adversely affected by other economic, business and/or competitive factors; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transaction; (x) the risk that restrictions during the pendency of the proposed transaction may impact Clywedog’s or Beacon’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that Clywedog or Beacon may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; (xii) the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected; (xiii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiv) risks relating to the value of Topco securities to be issued in the proposed transaction; (xv) the risk that integration of the proposed transaction post-closing may not occur as anticipated or Topco may not be able to achieve the growth prospects expected from the transaction; (xvi) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the ADSs of Beacon; (xvii) the implementation of each of Clywedog’s and Beacon’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products; (xviii) the scope, progress, results and costs of developing Clywedog’s and Beacon’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Clywedog’s and Beacon’s pipeline; (xix) the timing and costs involved in obtaining and maintaining regulatory approval for Clywedog’s and Beacon’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product; (xx) the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Clywedog’s and Beacon’s product candidates and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; (xxi) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xxii) the ability of each of Clywedog and Beacon to establish and maintain intellectual property protection for their respective product candidates and products or avoid or defend claims of infringement; (xxiii) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of the ADSs of Beacon; (xxiv) risks relating to competition within the industry in which each of Clywedog and Beacon operates; (xxv) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities; (xxvi) whether the termination of any of Clywedog’s or Beacon’s license agreements and/or collaboration agreements may impact Topco’s ability to license in additional programs in the future and the risk of delays or unforeseen costs in terminating such arrangements; and (xxvii) Clywedog’s and Beacon’s response to any of the aforementioned factors. Additional factors that may affect the future results of Beacon are set forth in the Registration Statement, Beacon’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Beacon’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of each of Beacon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 under the headings “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Clywedog and Beacon and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, each of Clywedog and Beacon assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Merger Agreement Amendment, dated as of February 22, 2026, by and among Beacon, Topco, Merger Sub and Clywedog.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026	Barinthus Biotherapeutics plc

	By:	/s/ William Enright
William Enright
Chief Executive Officer